
                      MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 1997-2

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Pursuant  to the Master  Pooling  and  Servicing  Agreement  dated as of October
30,1997 the "Pooling and Servicing  Agreement"),  as  supplemented by the Series
1997-2 Supplement, dated as of November 25, 1997 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First
North  American  National  Bank,  as Transferor  and  Servicer,  and First Union
National Bank, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable
Distribution Date and Collection Period is set forth below:


 Collection Period Ending                                 JULY 31, 2000
 Determination Date                                       AUGUST 8, 2000
 Distribution Date                                        AUGUST 15, 2000


                                                                  -----
 Class A Accumulation Period ("Y" or "N")?                         N
                                                                  -----
 Class B Accumulation Period ("Y" or "N")?                         N
                                                                  -----
 Early Amortization Period ("Y" or "N")?                           N
                                                                  -----
 Class B Investor Amount paid in full ("Y" or "N")?                N
                                                                  -----


 MASTER TRUST INFORMATION

 Receivables

          1.   The aggregate amount of Receivables less all Receivables
               in Charged-Off Accounts as of the end of the last day of
               the Collection Period was equal to:                                        $ 1,635,078,742.63

          2.   The aggregate amount of Principal Receivables as of the
               end of the last day of the Collection Period (not including
               reduction for Discount Receivables) was equal to:                          $ 1,604,126,986.62

          3.   The average Discount Percentage for the Collection Period:                              2.00%

          4.   The aggregate amount of Discount Option Receivables as of
               the end of the last day of the Collection Period was equal to:             $    32,082,539.73

          5.   The aggregate amount of Principal Receivables as of the
               end of the last day of the Collection Period (including
               reduction for Discount Receivables) was equal to:                          $ 1,572,044,446.89

          6.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
               increase for Discount Receivables) was equal to:                           $    30,951,756.01

          7.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
               increase for Discount Receivables) was equal to:                           $    63,034,295.74

          8.   The average amount of Receivables for the Collection
               Period was equal to:
               a. Average Principal Receivables                                           $ 1,569,017,185.73
               b. Average Total Receivables                                               $ 1,632,471,891.18

          9.   The Transferor Amount as of the end of the last day of the
               Collection Period:                                                         $    42,044,446.89

          10.  Minimum Transferor Amount required as of end of last day of
               Collection Period                                                          $             0.00

          11.  The aggregate amount of Principal Charge-Offs for the
               Collection Period was equal to:                                            $    12,673,796.15

          12.  The aggregate amount of Finance Charge Charge-Offs
               for the Collection Period was equal to:                                    $     2,376,904.79

          13.  The Excess Funding Account Balance as of the end of the
               last day of the Collection Period                                          $             0.00


          Collections

          14.  The aggregate amount of Principal Collections for the
               Collection Period was equal to:
               a.)  Collection of Principal Receivables:                                  $   119,952,776.52
               b.)  Recoveries:                                                                 2,108,597.57
               c.)  Discount Receivable Collections:                                      $    (2,399,055.53)
                                                                                           ------------------
               d.)  Total Principal Receivable Collections:                               $   119,662,318.56


          15.  The aggregate amount of Finance Charge Collections for the
               Collection Period was equal to:
               a.)  Collection of Finance Charge Receivables                              $    27,272,356.25
               b.)  Interchange Amount                                                    $     1,924,727.19
               c.)  Discount Receivable Collections                                       $     2,399,055.53
                                                                                           ------------------
               d.)  Total Finance Charge Receivable Collections                           $    31,596,138.97

          16.  The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
               Account for the Collection Period:                                         $             0.00

          17.  The aggregate amount of Collections processed for the
               Collection Period:                                                         $   151,258,457.53

          Invested Amounts

          18.  The 1997-1 Net Investment at the end of the last day of the
               Collection Period was equal to:
               a. Class A-1 Invested Amount                                               $    15,000,000.00
               b. Class A-2 Invested Amount                                               $    15,000,000.00
                                                                                           ------------------
               c. Total                                                                   $    30,000,000.00

          19.  The average amount of the 1997-1 Net Investment for the
               Collection Period was equal to:
               a. Class A-1 Invested Amount                                               $    15,000,000.00
               b. Class A-2 Invested Amount                                               $    15,000,000.00
                                                                                           ------------------
               c. Total                                                                   $    30,000,000.00

          20.  The 1997-2 Net Investment at the end of the last day of the
               Collection Period was equal to:
               a.  Class A                                                                $   603,000,000.00
               b.  Class B                                                                $   135,000,000.00
               c.  Collateral Indebtedness Interest                                       $    63,000,000.00
               d.  Class D                                                                $    99,000,000.00
                                                                                           ------------------
               e.  Total                                                                  $   900,000,000.00

          21.  The average amount of the 1997-2 Net Investment for the
               Collection Period was equal to:
               a.  Class A                                                                $   603,000,000.00
               b.  Class B                                                                $   135,000,000.00
               c.  Collateral Indebtedness Interest                                       $    63,000,000.00
               d.  Class D                                                                $    99,000,000.00
                                                                                           ------------------
               e.  Total                                                                  $   900,000,000.00


          22.  The 1998-1 Net Investment at the end of the last day of the
               Collection Period was equal to:
               a.  Class A                                                                $   402,000,000.00
               b.  Class B                                                                $    90,000,000.00
               c.  Collateral Indebtedness Interest                                       $    48,000,000.00
               d.  Class D                                                                $    60,000,000.00
                                                                                           ------------------
               e.  Total                                                                  $   600,000,000.00

          23.  The average amount of the 1998-1 Net Investment for the
               Collection Period was equal to:
               a.  Class A                                                                $   402,000,000.00
               b.  Class B                                                                $    90,000,000.00
               c.  Collateral Indebtedness Interest                                       $    48,000,000.00
               d.  Class D                                                                $    60,000,000.00
                                                                                           ------------------
               e.  Total                                                                  $   600,000,000.00

          24.  The aggregate Invested Amount across all series of Investor
               Certificates outstanding as of the end of the last day of the
               Collection Period:                                                         $ 1,530,000,000.00

          Series 1997-2 Allocation Percentages

          25.  The Fixed Allocation Percentage with respect to the Collection Period:
                            a.  Class A                                                   %            0.00%
                            b.  Class B                                                   %            0.00%
                            c.  Collateral Indebtedness Interest                          %            0.00%
                            d.  Class D                                                   %            0.00%
                                                                                           ------------------
                            e.  Series 1997-2 Total                                                    0.00%

          26.  The Floating Allocation Percentage with respect to the Collection Period:
                            a.  Class A                                                   %           38.46%
                            b.  Class B                                                   %            8.61%
                            c.  Collateral Indebtedness Interest                          %            4.02%
                            d.  Class D                                                   %            6.31%
                                                                                           ------------------
                            e.  Series 1997-2 Total                                                   57.40%

          Allocation of Collections

          27.  The Series 1997-2 allocation of Collections of Principal
               Receivables for the Collection Period:
                            a.  Class A                                                   $    46,017,581.31
                            b.  Class B                                                   $    10,302,443.58
                            c.  Collateral Indebtedness Interest                          $     4,807,807.00
                            d.  Class D                                                   $     7,555,125.29
                                                                                           ------------------
                            e.  Series 1997-2 Total                                       $    68,682,957.18


          28.  The Series 1997-2 allocation of Collections of Finance
               Charge Receivables for the Collection Period:
                            a.  Class A                                                   $    12,150,674.60
                            b.  Class B                                                   $     2,720,300.28
                            c.  Collateral Indebtedness Interest                          $     1,269,473.47
                            d.  Class D                                                   $     1,994,886.87
                                                                                           ------------------
                            e.  Series 1997-2 Total                                       $    18,135,335.22

          Portfolio Yield and Delinquencies

          29.  The Portfolio Yield for the  Collection Period:                            %           14.01%

          30.  The 3-month average Portfolio Yield for the three most recent
               Collection Periods:                                                        %           13.86%

          31.  The Base Rate for the Collection Period:                                   %            8.52%

          32.  The 3-month average Base Rate for the three most recent
               Collection Periods:                                                        %            8.95%

          33.  The 3-month average Portfolio Adjusted Yield:                              %            4.91%

          34.  The amount of Shared Excess Finance Charge Collections allocable to Series 1997-2 with respect to any Finance Charge
               Shortfall in such Series for the Collection Period:                        $             0.00

          35.  The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
               (a) Delinquent 31 to 60 days                                                    38,717,829.74
               (b) Delinquent 61 to 90 days                                                    28,099,214.73
               (c) Delinquent 91 days or more                                                  47,187,477.58

          Determination of Monthly Interest

          36.  Class A Monthly Interest:
                            a.  Class A Monthly Interest                                  $     3,320,708.44
                            b.  Funds allocated and available to pay Class A
                                 Monthly Interest for the Collection Period (4.3a)        $    12,150,674.60
                            c.  Class A Interest Shortfall (b less a)                     $             0.00
                            d.  Class A Additional Interest                               $             0.00

          37.  Class B Monthly Interest:
                            a.  Class B Monthly Interest                                  $       771,717.19
                            b.  Funds allocated and available to pay Class B
                                 Monthly Interest for the Collection Period (4.3b)        $     2,720,300.28
                            c.  Class B Interest Shortfall (b less a)                     $             0.00
                            d.  Class B Additional Interest                               $             0.00

          38.  Collateral Monthly Interest and Class D Monthly Interest:
                            a.  Collateral/Class D Monthly Interest                       $       962,600.63
                            b.  Funds allocated and available to pay Collateral/
                                 Class D Monthly Interest for the Collection Period       $     3,264,360.34
                            c.  Collateral/Class D Interest Shortfall (b less a)          $             0.00
                            d.  Collateral/Class D Additional Interest                    $             0.00

          Determination of Monthly Principal

          39.  Class A Monthly Principal (pursuant to section 4.4a):
                         (X)a.  Available Principal Collections on deposit in the
                                Collection Account and available for distribution:        $             0.00
                         (Y)a.  Controlled Accumulation Amount                            $             0.00
                            b.  Deficit Controlled Accumulation Amount                                  0.00
                                                                                           ------------------
                            c.  Controlled Deposit Amount (sum a + b)                                   0.00
                         (Z)a.  Class A Invested Amount                                   $   603,000,000.00
               Class A Monthly Principal (the least of x,y,z)                             $             0.00

          40.  Class B Monthly Principal (pursuant to section 4.4b)
               (distributable only after payout of Class A)
                         (X)a.  Available Principal Collections on deposit in the
                                Collection Account and available for distribution:        $             0.00
                         (Y)a.  Controlled Accumulation Amount                            $             0.00
                            b.  Deficit Controlled Accumulation Amount                    $             0.00
                                                                                            -----------------
                            c.  Controlled Deposit Amount (sum a + b)                     $             0.00
                         (Z)a.  Class B Invested Amount                                   $   135,000,000.00
               Class B Monthly Principal (the least of x,y,z)                             $             0.00

          41.  Collateral Monthly Principal
                            a.  pursuant to 4.4c (i) prior to occurrence of
                                Early Amortization or payment in full of the
                                Class B Investor Amount (optional)                        $             0.00
                            b.  pursuant to 4.4c (ii) prior to occurrence of
                                Early Amortization or payment in full of the
                                Class B Investor Amount                                   $             0.00

          Available Funds

          42.  Class A Available Funds
                            a.  Class A Finance Charge allocation                         $    12,150,674.60
                            b.  Prior to Class B Principal Commencement Date, the
                                amount of Principal Funding Investment Proceeds for
                                such prior Collection Period                              $             0.00
                            c.  Any amount of Reserve Account withdrawn and
                                included in Class A Available Funds (section 4.14d)       $             0.00
                            d.  Class A Available Funds (sum a-c)                         $    12,150,674.60

          43.  Class B Available Funds
                            a.  Class B Finance Charge allocation                         $     2,720,300.28
                            b.  On or After Class B Principal Commencement Date, the
                                amount of Principal Funding Investment Proceeds for
                                such prior Collection Period                              $             0.00
                            c.  Any amount of Reserve Account withdrawn and
                                included in Class B Available Funds (section 4.14d)       $             0.00
                            d.  Class B Available Funds (sum a-c)                         $     2,720,300.28

          44.  Collateral Available Funds:
                            a.  Collateral Finance Charge allocation                      $     1,269,473.47

          45.  Class D Available Funds
                            a.  Class D Finance Charge allocation                         $     1,994,886.87


          Reallocated Principal Collections

          46.  Class D Subordinated Principal Collections (to the extent                  $             0.00
               needed to fund Required Amounts)

          47.  Collateral Subordinated Principal Collections (to the extent               $             0.00
               needed to fund Required Amounts)

          48.  Class B Subordinated Principal Collections (to the extent                  $             0.00
               needed to fund Required Amounts)

          49.  Total Reallocated Principal Collections                                    $             0.00


          Investor Default Amounts

          50.  Class A Investor Default Amount                                            $     4,873,860.48


          51.  Class B Investor Default Amount                                            $     1,091,162.79


          52.  Collateral Investor Default Amount                                         $       509,209.30


          53.  Class D Investor Default Amount                                            $       800,186.05


          54.  Aggregate Investor Default Amount                                          $     7,274,418.62


          Allocable Amounts for Series 1997-2

          55.  The Allocable Amount for Series 1997-2 as of the end of the
               Collection Period (Inv Default Amt + Series 97-2 Adjust Amt)
                    Class A                                                               $     4,873,860.48
                    Class B                                                               $     1,091,162.79
                    Class C                                                               $       509,209.30
                    Class D                                                               $       800,186.05
                                                                                             ----------------
               Aggregate Allocable Amount                                                 $     7,274,418.62


          Required Amounts for Series 1997-2

          56.  Class A Required Amount (section 4.5a)
                         (a)  i.  Class A Monthly Interest for current Distribution
                                  Date                                                    $     3,320,708.44
                             ii.  Class A Monthly Interest previously due but not
                                  paid                                                    $             0.00
                            iii.  Class A Additional Interest for prior Collection Period
                                  or previously due but not paid                          $             0.00
                            iv.   Class A Allocable Amount                                $     4,873,860.48
                             v.   Class A Servicing Fee, including previously due but
                                  not paid (if FNANB is no longer Servicer)               $             0.00
                         (b)      Class A Available Funds                                 $    12,150,674.60
                            ---------------------------------------------------------------------------------
                                  Class A Required Amount (sum of a-f minus g)            $             0.00

          57.  Class B Required Amount (section 4.5b)
                         (x)  i.  Class B Monthly Interest for current Distribution
                                  Date                                                    $       771,717.19
                             ii.  Class B Monthly Interest previously due but not
                                  paid                                                    $             0.00
                            iii.  Class B Additional Interest for prior Collection Period
                                  or previously due but not paid                          $             0.00
                            iv.   Class B Servicing Fee, including previously due but
                                  not paid (if FNANB is no longer Servicer)               $             0.00
                                  Class B Available Funds                                 $     2,720,300.28
                         (y)      Excess of Class B Allocable Amount over
                                  funds available to make payments (section 4.8d)         $             0.00
                            ---------------------------------------------------------------------------------
                                  Class B Required Amount ((sum of i-iv) minus Class B    $             0.00
                                  Available funds plus y)

          58.  Collateral/Class D Required Amount (section 4.5c)
                         (x)i.  Collateral/Class D Monthly Interest for current
                                Distribution date                                         $       962,600.63
                            ii. Collateral/Class D Monthly Interest previously
                                due but not paid                                          $             0.00
                           iii. Collateral/Class D Additional Interest for prior
                                Collection Period or previously due but not paid          $             0.00
                            iv. Collateral/Class D Servicing Fee, including previously due
                                but not paid (if FNANB is no longer Servicer)             $             0.00
                                Collateral/Class D Available Funds                        $     3,264,360.34
                         (y)    Excess of Collateral/Class D Allocable Amount
                                amount over funds available to make payments              $             0.00
                                Collateral/Class D Required Amount ((sum of i-iv minus
                                Collateral/Class D Available Funds plus y)                $             0.00

          Investor Charge-Offs

          59.  The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
               Amount and Class D Invested Amount
                            a.  Class A                                                   $             0.00
                            b.  Class B                                                   $             0.00
                            c.  Collateral Indebtedness Amount                            $             0.00
                            d.  Class D                                                   $             0.00

          60.  The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
               Invested Amount
                            a.  Class B                                                   $             0.00
                            b.  Collateral Indebtedness Amount                            $             0.00
                            c.  Class D                                                   $             0.00

          61.  The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                            a.  Collateral Indebtedness Amount                            $             0.00
                            b.  Class D                                                   $             0.00

          Servicing Fee

          62.  Class A Servicing Fee for the Collection Period                            $     1,005,000.00

          63.  Class B Servicing Fee for the Collection Period                            $       225,000.00

          64.  Collateral Servicing Fee for the Collection Period                         $       105,000.00

          65.  Class D Servicing Fee for the Collection Period                            $       165,000.00

          Enhancement
                     (18% of total Invested Amount)
          66.  Required Enhancement Amount
                            a. Invested Amount as of the last day of the Collection
                                Period                                                    $   900,000,000.00
                            b.  Required Enhancement Amount (line a times 18%)            $   162,000,000.00

          67.  Enhancement Surplus
                            a.  Amount on Deposit in the Cash Collateral Account          $             0.00
                            b.  Collateral Indebtedness Amount                            $    63,000,000.00
                            c.  Class D Invested Amount                                   $    99,000,000.00
                            d.  Required Enhancement Amount                               $   162,000,000.00
                            e.  Enhancement Surplus ((sum of a:c) less d)                 $             0.00
                            f.  Enhancement deficiency, deposit excess Finance
                                Charge to Cash Collateral Account                         $             0.00

          Reserve Account

          68.  Lowest historical 3-month Portfolio Adjusted Yield
               (must be > 4%, or line 69 will adjust accordingly)                         %            4.48%

          69.  Reserve Account Funding Date (based on line 68)                                       8/15/01

          70.  Required Reserve Account Amount (after the Reserve Account
               Funding Date, 0.5% times the Class A Adjusted Investor Amount)             $             0.00

          71.  Available Reserve Account Amount
                            a.  Amount of deposit in the Reserve Account on the
                                Distribution Date                                         $             0.00
                            b.  Required Reserve Account Amount                           $             0.00
                                                                                               --------------
                            c.  Available Reserve Account Amount                          $             0.00

          Principal Funding Account

          72.  Principal Funding Account Balance as of prior Distribution Date            $             0.00

          73.  Deposit to the Principal Funding Account on the current
               Distribution Date                                                          $             0.00

          74.  Withdrawal from the Principal Funding Account on the Current
               Distribution Date                                                          $             0.00

          75.  Principal Funding Account Balance as of the current
               Distribution Date                                                          $             0.00

          76. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

          Certificate LIBOR Determination

          77.  Certificate LIBOR Determination date for the Collection Period                        7/13/00

          78.  Certificate LIBOR rate for the Collection Period                           %         6.62625%

          79. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.


         In July, 2000, the Servicer  discovered that a data processing error, associated with a change in cardholder terms, caused a small percentage of Collections of Finance Charge Receivables processed during May 2000, June 2000 and July 2000 to be classified as
           Collections of Principal Receivables. The reclassification of Collections did not have an adverse effect on the interests of the Certificateholders, but did cause various items reported in this statement and the statements for the affected months to be misstated. The Servicer is working diligently with its outside data processing company to address the classification problem and expects to resolve all data processing issues within 30-60 days. The Servicer does not expect to restate affected months.



                   IN WITNESS WHEREOF, THE undersigned has duly executed and delivered this Certificate this 15th day of AUGUST, 2000.

                                             FIRST NORTH AMERICAN NATIONAL BANK,
                                             as Servicer


                                             By ________________________________
                                             Name:  Philip J. Dunn
                                             Title:    Vice President